UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2006

SUPERVALU INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5418	41-0617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 828-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 – Financial Statements and Exhibits

This amendment to the Form 8-K of SUPERVALU INC. (the “Company”) filed on June 7, 2006, as amended by Form 8-K/A Amendment No. 1 of the Company filed on August 17, 2006, is being made to file as exhibits to such Form 8-K, as so amended, the consent of Deloitte & Touche LLP and the Letter of Awareness of Deloitte & Touche LLP pursuant to Item 601(b)(23) of Regulation S-K.

(d) Exhibits

Exhibit 23.1 – Consent of Deloitte & Touche LLP

Exhibit 23.2 – Letter of Awareness of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.
(Registrant)

By:	/s/ Sherry M. Smith
Name:	Sherry M. Smith
Title:	Senior Vice President

Date: October 13, 2006

INDEX OF EXHIBITS

Number	Exhibit
Exhibit 23.1	Consent of Deloitte & Touche LLP
Exhibit 23.2	Letter of Awareness of Deloitte & Touche LLP